EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

The Boards of Directors
STAT Healthcare, Inc.:

We consent to the use of our reports, incorporated herein by reference, on the consolidated financial statements of STAT Healthcare, Inc. and subsidiaries as of December 31, 1993 and for the year then ended.

                                          /s/ LONG, CHILTON, PAYTE & HARDIN LLP
                                              LONG, CHILTON, PAYTE & HARDIN LLP
                                              Certified Public Accountants
McAllen, Texas
September 25, 1996